Exhibit 10.7

Confidential Pricing Information Omitted: Certain pricing information has been omitted from this agreement pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Such omissions in this agreement are marked with the symbol $***. The confidential information has been filed separately with the Securities and Exchange Commission.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT					1. Contract ID Code Firm-Fixed-Price			Page 1 of 57
2. Amendment/Modification No. P00057		3. Effective Date 2005 Mar 29	4. Requisition/Purchase Req. No. SEE SCHEDULE			5. Project NO. (If Applicable)
6. Issued By TACOM WARREN AMSTA-AQ-ATBB AMES VICTOR (586) 574-7924 WARREN, MICHIGAN 48397-5000		Code	W56H2V	7. Administered By (If other than Item 6) DCMA STEWART & STEVENSON SEALY P.O. BOX 457 SEALY, TX 77474-0457				Code

HTTP://CONTRACTIN.TACOM.ARMY.MIL
EMAIL: VICTORJ@TACOM.ARMY.MIL			SCD	A	PAS	NONE	ADP PT	NQ339
8. Name and Address of Contractor (No., Street, City, County, State and Zip Code) STEWART & STEVENON TACTICAL VEHICLE SYSTEMS, LP 5000 I-10 WEST SEALY, TX 77474-9506					☐	9A. Amendment of Solicitation No.

9B. Dated (See Item 11)
					☒	10A. Modification of Contract/Order No. DAAE07-03-C-S023

TYPE OF BUSINESS: Large Business Performing in U.S.						10B. Dated (See Item 13)
Code:OFW39		Facility Code				2003APR17
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
☐ Is extended, ☐is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ____________ copies of the amendments; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REGECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS It Modifies the Contract/Order No. As Described in Item 14
☐	A.	This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.
☒	B.

The Above Numbered Contract/Order Is Modified to Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set forth In Item 14, Pursuant To The Authority of FAR43.103(b).

☐	C.	This Supplemental Agreement Is Entered Into Pursuant To Authority Of:
☐	D.	Other (Specify type of modification and authority)

E. IMPORTANT: Contractor☐ is not, ☐ is required to sign this document and return __________ copies to the Issuing Office.

14. Description of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Contract Expiration Date:  2008NOV15

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title of Signer (Type or print) Sam Besase Supervisor of Commercial Contracts				16A. Name and Title of Contracting Officer (Type or print) DENISE MIKA MIKAD@TACOM.ARMY.MIL (586) 574-6506
15B. Contractor/Offeror			15C. Date Signed	16B. United State of America				16C. Date Signed

SS//			29 MAR 2005	SS//				2005 MAR 29
(Signature of person authorized to sign)				(Signature of Contracting Officer)
NSN 7540-01-152-8070			30-105-02			STANDARD FORM 30 (REV.10-83)
PREVIOUS EDITIONS UNUSABLE						Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	Reference No. of Document Being Continued PIN/SIN DAAE07-03-C-S023 MOD/AMD P00057	Page 2 of 57
Name of Offeror or Contractor: STEWART & STEVENSON TACTICAL VEHICLE SYSTEMS, LP

SECTION A – SUPPLEMENTAL INFORMATION

CONTRACT AMOUNT:	$***

THIS MOD:	$***

CURRENT AMOUNT:	$***

1.               The purpose of modification P00057 is to make the following changes (all text changes are followed by a single asterisk unless in a SLIN narrative):

a.               Section B, in order to correct a series of administrative errors, SLINs 3101AA, 3102AA, 3104AA, and 3104AB are hereby deleted and replaced by SLINs 3101AC, 3102AC; 3104AC, and 3104AD.

b.              Section B:  Change the delivery data in the following PY3 SLINs:  3101AB, 3102AB, 3103AA, 3103AB, 3106AA, 3106AB, 3107AA, 3107AB, 3108AA, 3108AB, 3109AA, 3109AB, 3111AA, 3111AB, 3113AA, 3113AB, 3116AA, and 3116AB.

c.               Section B, SLINs 3101AB, 3102AB, 3103AA, 3103AB, 3105AA, 3105AB, 3106AA, 3106AB, 3107AA, 3107AB, 3108AA, 3108AB, 3109AA, 3109AB, 3111AA, 3111AB, 3113AA, 3113AB, 3114AA, 3114AB, 3116AA, 3116AB, and the following text:

“The Contractor is permitted, at no additional cost to the Government, to expedite delivery under any PY3 SLIN for all deliveries due prior to 01 Mar 2006 without separate written PCO approval.  Any additional Care & Storage costs resulting from an accelerated delivery shall be the Contractor’s responsibility.  The Government will be responsible for Care and Storage costs after 180 days have lapsed from the delivery dates contained in Attachment 23 dated 07 Mar 05 for SLIN 31      .”

d.              Section J, Attachment 23, delivery schedule:

(1)          Adjust the Program Year 3 base quantities, delivery dates, for the SLINs identified in paragraph 1.a. above.

(2)          Change the date of Attachment 23 from “07 Mar 05” to “28 Mar 05”.

2.               The Contractor hereby remises, releases and discharges the Government from all civil liabilities, obligations, claims, appeals, and demands which are based on the incorporation of the above referenced changes into the contract, whether administrative or judicial, legal or equitable, or direct or indirect.

3.               As a result of Modification P00057, the total contract funding is unchanged at $***.

4.               All other terms and conditions of the contract remain unchanged.

*** END OF NARRATIVE A 057 ***